UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2022

RELAY THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39385	47-3923475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Binney Street
Cambridge, Massachusetts		02139
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 370-8837

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RLAY	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 27, 2022, Relay Therapeutics, Inc. (the “Company”) filed a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to increase the number of authorized shares of the Company’s common stock from 150,000,000 shares to 300,000,000 shares. The increase in the number of authorized shares was approved by the holders of a majority of the outstanding shares of common stock of the Company at its annual meeting, as described in Item 5.07 below.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment, a copy of which is filed with this report as Exhibit 3.1 and is incorporated into this report by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 27, 2022, the Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote on the five proposals set forth below, each of which is described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2022. The final voting results are set forth below.

Proposal 1. Election of directors.

The Company’s stockholders elected each of the following individuals to serve as class II directors for a three-year term ending at the Company’s 2025 annual meeting of stockholders and until his or her respective successor is duly elected and qualified, or until his or her earlier death, resignation or removal, with the votes cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Alexis Borisy	56,616,663.04	35,194,356.10	6,592,067.00
Mark Murcko, Ph.D.	78,595,708.04	13,215,311.10	6,592,067.00
Laura Shawver, Ph.D.	60,543,706.04	31,267,313.10	6,592,067.00

Proposal 2. Non-binding advisory vote on executive compensation.

The Company's stockholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
83,645,401.04	3,551,366.10	4,614,252.00	6,592,067.00

Proposal 3. Non-binding advisory vote on the frequency of future non-binding advisory votes on executive compensation.

The Company's stockholders approved, on a non-binding, advisory basis, to set the frequency of future non-binding advisory votes on the compensation of the Company's named executive officers, to every one year, with the votes cast as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
86,491,256.04	9,024.00	77,927.10	5,232,812.00	6,592,067.00

Proposal 4. Approval of amendment to the Company's Fourth Amended and Restated Certificate of Incorporation.

The Company's stockholders approved an amendment to the Company's Fourth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 shares to 300,000,000 shares, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
93,032,987.04	758,293.10	4,611,806.00	0.00

Proposal 5. Ratification of appointment of independent registered public accounting firm.

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, with the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
93,772,475.04	15,739.10	4,614,872.00	0.00

No other matters were submitted to or voted on by the Company's stockholders at the Annual Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation of Relay Therapeutics, Inc., filed with the Secretary of State of the State of Delaware on May 27, 2022.
104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RELAY THERAPEUTICS, INC.

Date:	May 27, 2022	By:	/s/ Brian Adams
Brian Adams, J.D. Chief Legal Officer